                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                                ----------------

                                     FORM 8-K

                                  CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 16, 1996

                               CARSON PIRIE SCOTT & CO.
              -------------------------------------------------------------
              (Exact name of registrant as specified in its charter)

                                      Illinois
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                      (State or other jurisdiction of incorporation)

            0-22682                           37-0175980
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(Commission File Number)          (IRS Employer Identification No.)

331 West Wisconsin Avenue, Milwaukee, Wisconsin       53203
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(Address of principal executive offices)                (Zip Code)

                                     (414) 347-4141
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                          (Registrant's Telephone Number)

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Item 5.  Other Events.

     On May 16, 1996, Carson Pirie Scott & Co. reported its earnings for the first quarter in a news release, a copy of which is attached as Exhibit 1.

Item 7.  Exhibits.

1.  News Release, dated May 16, 1996.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         Dated May 30, 1996.

                                        CARSON PIRIE SCOTT & CO.

                                        By:  /s/ Charles J. Hansen
                                                 ------------------------
                                                Charles J. Hansen
                                                Vice President,
                                                General Counsel,
                                                and Secretary


                          EXHIBIT INDEX

1.  News release dated as of May 16, 1996

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                                    EXHIBIT 1

Investors                                       Media
- -----------                                     ----------
John Doyle                                      Edward P. Carroll, Jr.
Vice President - Treasurer                      Executive V.P. Marketing
(414) 278-5757                                  (414) 347-5340

FOR IMMEDIATE RELEASE              THURSDAY, MAY 16, 1996

CARSON PIRIE SCOTT & CO. FIRST QUARTER EARNINGS FROM
ONGOING OPERATIONS DOUBLE TO $0.15 PER SHARE


MILWAUKEE, WISCONSIN, MAY 16, 1996 -  Carson Pirie Scott
& Co. (NYSE:CRP), announced its first quarter financial results.
Stanton J. Bluestone, Chairman and Chief Executive Officer of Carson Pirie Scott & Co. commented:

"I was very pleased with first quarter results. Our solid 4.6% comparable sales growth provided the impetus for excellent bottom-line earnings. Strong selling was evident throughout the apparel categories with a 9% gain in Feminine Apparel and a 10% gain in the Men's area. Wear-to-Work apparel, Better Sportswear and Special Sizes produced the strongest results among the feminine apparel categories, while Dress Shirts, Sport Coats and the introduction of Polo, Hilfiger and Nautica paced the growth in Men's apparel. The five most recently renovated stores produced exceptionally strong sales growth in the quarter.

I am cautiously optimistic about our results for the balance of the year. In the second quarter we will open a 126,000 square foot store at the Cherryvale Mall in Rockford, Illinois. The store will be the first of four new store openings in 1996. We will also complete five renovations of our existing store base by the end of the third quarter and will expand the rollout of the three key Men's vendors."

                                  1996 First Quarter Results Summary
                                   --------------------------------------------

($ in millions,         Net               Net
   except EPS)          Sales    EBITDA   Income   EPS
- ----------------        ------   ------   -------- -----
ONGOING
   OPERATIONS(1)       $236.8     $11.8    $2.4    $0.15
NON-RECURRING
   ITEMS:
 Minnesota Ops. (net)      -          -       -        -
 Minnesota  sale gain      -          -       -        -
 Write-off of loan fees    -          -    (0.2)   (0.01)
 Sale of Proffitt's stock  -          -     9.0      0.53
 Charitable contribution   -          -    (1.5)    (0.09)
                       -------------------------------------
TOTAL COMPANY           $236.8    $11.8    $9.7    $0.58
                       -----------------------------------------
                       -----------------------------------------
 (1) Excludes the results of the 8 stores sold to Mervyns in
March 1995 and non-recurring items.
- -----------------------------------------------------------------------


                             1995 First Quarter Results Summary
                            --------------------------------------------

($ in millions,            Net              Net
   except EPS)             Sales   EBITDA   Income     EPS
- ------------------         ------  ------   ------     ----
ONGOING
   OPERATIONS(1)           $224.4    $9.2    $1.4      $0.07
NON-RECURRING
   ITEMS:
     Minnesota
        Ops. (net)          25.0       -       -          -
     Minnesota
        sale gain              -       -     33.0       1.77
     Write-off of
         loan fees             -       -       -          -
     Sale of Proffitt's
        stock                  -       -       -          -
     Charitable
          contribution         -       -       -          -
                     -------------------------------------------------
TOTAL
  COMPANY                 $249.4    $9.2      $34.4     $1.84
                     --------------------------------------------------
                     --------------------------------------------------

 (1) Excludes the results of the 8 stores sold to Mervyns in
March 1995 and non-recurring items.
- -----------------------------------------------------------------------------

RESULTS OF ONGOING OPERATIONS: Ongoing operations exclude from total company results the operations of the eight-store Minnesota Division sold to Mervyn's in March 1995 and non-recurring items. The sales from ongoing operations increased 5.5% to $236.8 million in the first quarter of 1996 from the prior year's sales of $224.4 million. Sales increased 4.6% on a same-store basis. Earnings from ongoing operations before interest, taxes, depreciation, amortization and other non-cash items ("EBITDA") increased 78.7% to $11.8 million in 1996 from $9.2 million in 1995. Net income from ongoing operations increased $1.0 million in the quarter versus the prior year first quarter as a result of the improved EBITDA performance. Earnings per share from ongoing operations ("EPS") improved by more than 100% from $0.07 to $0.15 per share.

TOTAL COMPANY RESULTS: Total Company sales declined $12.6 million in the first quarter of 1996 versus the first quarter of 1995. The decline resulted from the sale of the Minnesota division. The Minnesota division contributed $25.0 million in sales to the 1995 first quarter results that were absent in the 1996 first quarter. These sales were clearance sales and generated no incremental EBITDA contribution.

Total Company net income declined $24.7 million and EPS was lower by $1.26 in the 1996 quarter compared to the 1995 quarter. The decreases are a result of lower net non-recurring gains in the 1996 quarter compared to the non-recurring gain recorded in the same period of last year. Specifically, the 1996 first quarter included net non-recurring after-tax gains of $7.3 million or $0.43 per share consisting of a $9.0 million gain related to the Company's sale of all of its shares of Proffitt's Inc. common stock, offset by a one-time $1.5 million charitable contribution to the Carson Pirie Scott Foundation and a $0.2 million write-off of capitalized loan costs. The 1995 first quarter included a net non-recurring after-tax gain of $33.0 million or $1.77 per share from the sale of the Minnesota division.

SHARE REPURCHASE PROGRAM: During the quarter, the Company's board of directors increased the authorization for share repurchases from $10 million to $20 million. The Company repurchased 150,000 shares for $3.4 million in the first quarter as part of the buyback program.

Carson Pirie Scott & Co., a major department store retailer, operates 51 traditional department stores and 3 furniture stores: 31 Carson Pirie Scott stores in greater Chicago, Indiana and Minnesota; 12 Bergner's in central Illinois, and 11 Boston Stores in Wisconsin.

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CARSON PIRIE SCOTT & CO. AND SUBSIDIARIES
Consolidated Statements of Operations
(dollars in thousands, except per share amounts)


                                        Three Months Ended
                                   --------------------------
                          May 4, 1996                        April 29, 1995
                          ---------------------------------------------------
Net sales                    $   236,769              $     249,356
Cost of sales                   (153,742)                  (169,685)
Selling, general and
administrative expense           (71,240)                   (70,506)
    EBITDA                        11,787                      9,165
Depreciation and
amortization expense              (4,032)                    (3,054)
Other                                (93)                        (7)
Non-recurring items                   -                      55,000

Income from operations             7,662                     61,104
Non-recurring items               12,065                          -
Acquisition expense                   -                           -
Interest expense                  (3,744)                    (3,804)

Income before income taxes        15,983                     57,300
Income tax expense                (6,297)                   (22,920)
- -------------------------------------------------------------------------
Net income                     $   9,686                       34,380
- -------------------------------------------------------------------------
Outstanding shares                16,800                       18,700
- --------------------------------------------------------------------------
Net income per share:
     Ongoing Operations        $   0.15                    $     0.07
     Primary                   $   0.58                    $     1.84
     Fully-diluted             $   0.57                    $     1.84
- ------------------------------------------------------------------------
Statistics:
     Same-store sales increase    4.6%                           3.6%
     Gross margin rate (r)       35.1%                          32.0%
     Gross margin rate (C)       35.1%                          35.5%
     Net SG&A rate (r)          (30.1%)                        (28.3%)
     Net SG&A rate (C)          (30.1%)                        (31.4%)
     EBITDA rate (r)              5.0%                           3.7%
     EBITDA rate (C)              5.0%                           4.1%
- -------------------------------------------------------------------------
(r)Total Company rates as reported
(C) Ongoing Operations rates which exclude the impact of eight stores sold to Mervyn's in 1995.

                                        Trailing Twelve Months
                                    -----------------------------
                                May 4, 1996           April 29, 1995
                             ----------------------------------------
Net sales                      $  1,071,225            $  1,154,993
Cost of sales                      (684,492)               (749,706)
Selling, general and
administrative expense             (296,458)               (314,857)
    EBITDA                           90,275                  90,430
Depreciation and
amortization expense                (12,370)                 (8,719)
Other                                   126                     547
Non-recurring items                     904                  71,171

Income from operations               78,935                 153,429
Non-recurring items                  12,065                      -
Acquisition expense                  (6,835)                     -
Interest expense                    (17,914)                (17,074)
Income before income taxes           66,251                 136,355
Income tax expense                  (26,404)                (54,541)
- ---------------------------------------------------------------------------
Net income                       $   39,847                  81,814
- ---------------------------------------------------------------------------
Statistics:
     Same-store sales increase      2.9%                       4.5%
     Gross margin rate (r)         36.1%                      35.1%
     Gross margin rate (C)         36.1%                      36.3%
     Net SG&A rate (r)            (27.7%)                    (27.3%)
     Net SG&A rate (C)            (27.7%)                    (28.4%)
     EBITDA rate (r)                8.4%                       7.8%
     EBITDA rate (C)                8.4%                       7.9%
- ---------------------------------------------------------------------------
(r)Total Company rates as reported
(C) Ongoing Operations rates which exclude the impact of eight stores sold to Mervyn's in 1995.

CARSON PIRIE SCOTT & CO. AND SUBSIDIARIES
Consolidated Balance Sheets
(dollars in thousands)

      Assets                     May 4, 1996         April 29, 1995
- -----------------------------------------------------------------------------
Current assets:
     Cash and cash equivalents    $ 34,092                100,778
     Receivables, net              223,901                240,142
     Inventories                   191,641                180,906
     Other current assets           20,476                 22,256
- -----------------------------------------------------------------------------
Total current assets               470,110                544,082
- ----------------------------------------------------------------------------
Property and equipment, net        145,369                115,602
Other assets                        62,285                 70,667
- -----------------------------------------------------------------------------
                                 $ 680,764                730,351
- -----------------------------------------------------------------------------
                             Liabilities and Shareholders' Equity
- -----------------------------------------------------------------------------
Current liabilities:
     Current maturities of
        long-term debt         $    3,162                  2,750
     Accounts payable and
        accrued liabilities       156,718                142,213
- -----------------------------------------------------------------------------
Total current liabilities         159,880                144,963
- -----------------------------------------------------------------------------
Other liabilities                  44,828                 50,747
Accounts receivable
     securitization               107,000                163,135
Long-term debt, less
     current maturities            48,046                107,017
- -----------------------------------------------------------------------------
Total liabilities                 359,754                465,862
- ------------------------------------------------------------------------------
Shareholders' equity:
     Common stock                   162                     164
     Paid-in capital and
        amortized stock
          compensation            168,600                149,978
     Unrealized gain on
         investments                597                    2,543
     Retained earnings            151,651                111,804
- -------------------------------------------------------------------------
Total shareholders' equity        321,010                264,489
- -------------------------------------------------------------------------
                               $  680,764                730,351
- --------------------------------------------------------------------------
Balance Sheet Statistics:
     Net Debt/Capitalization (1)  27.9%                    39.4%
     Net Debt/Capitalization (1)
        (excluding A/R debt)       5.1%                     3.3%
- --------------------------------------------------------------------------
(1) Net Debt = Long-term debt + A/R Securitization - Cash